Janus Aspen Series

Janus Henderson Global Technology Portfolio

Institutional Shares

Service Shares

Supplement dated October 4, 2018

to Currently Effective Prospectuses

Effective December 1, 2018, the prospectuses for Janus Henderson Global Technology Portfolio (the “Portfolio”) are amended as follows:

1.	The following replaces in its entirety the corresponding information found under “Management” in the Portfolio Summary section of the Portfolio’s Prospectuses:

Portfolio Managers: Denny Fish is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since January 2016. Garth Yettick, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2018.

2.	The following replaces in its entirety the corresponding information in the “Investment Personnel – Janus Henderson Global Technology Portfolio” section of the Portfolio’s Prospectuses:

Janus Henderson Global Technology Portfolio

Co-Portfolio Managers Denny Fish and Garth Yettick are responsible for the day-to-day management of the Portfolio. Mr. Fish, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

Denny Fish is Executive Vice President and Co-Portfolio Manager of Janus Henderson Global Technology Portfolio, which he has co-managed since January 2016. Mr. Fish is also Portfolio Manager of other Janus Henderson accounts and performs duties as a research analyst. He initially joined Janus Capital in 2007 as a research analyst and left in 2014. Mr. Fish re-joined Janus Capital in January 2016. From April 2014 to December 2015, Mr. Fish was an investment analyst and co-portfolio manager at RS Investments. Mr. Fish holds a Bachelor of Science degree in Civil Engineering from the University of Illinois and a Master of Arts degree from the University of Southern California Marshall School.

Garth Yettick, CFA, is Co-Portfolio Manager of Janus Henderson Global Technology Portfolio, which he has co-managed since December 2018. Mr. Yettick is also Portfolio Manager of other Janus Henderson accounts. He joined Janus Capital in October 1997. Mr. Yettick holds a Bachelor’s degree in Computer Science and Mathematics from Harvard University, where he graduated magna cum laude and Phi Beta Kappa. Mr. Yettick holds the Chartered Financial Analyst designation.

Effective December 1, 2018, all references to J. Bradley Slingerlend are deleted from the Portfolio’s prospectuses.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Global Technology Portfolio

Supplement dated October 4, 2018

to Currently Effective Statements of Additional Information

Effective December 1, 2018, the statements of additional information (together, the “SAI”) for Janus Henderson Global Technology Portfolio (the “Portfolio”) is amended as follows:

1.

The following replaces in its entirety the corresponding information in the table titled “Other Accounts Managed” found under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Portfolio’s SAI:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Garth Yettick(5)*	Number of Other Accounts Managed Assets in Other Accounts Managed	2(10) $3,710.84M	None None	1 $15.45M
(5)

Effective January 1, 2018, Co-Portfolio Managers Julian McManus and Garth Yettick assumed shared responsibility for the day-to-day management of Overseas Portfolio. Effective December 1, 2018, Co-Portfolio Manager Garth Yettick assumed shared responsibility for the day-to-day management of Global Technology Portfolio.

(10)	One of the accounts included in the total, consisting of $1,550.23M of the total assets in the category, has a performance-based advisory fee.
*	As of June 30, 2018.

2.

The following replaces the corresponding information in the table found under “Ownership of Securities” found under “Janus Henderson Investment Personnel” in the Trustees and Officers section of the Portfolio’s SAI:

Investment Personnel	Dollar Range of Equity Securities in the Portfolio(s) Managed	Aggregate Dollar Range of Equity Securities in Janus Henderson Funds
Garth Yettick(2)*	None	Over $1,000,000
(2)

Effective January 1, 2018, Co-Portfolio Manager Garth Yettick assumed shared responsibility for the day-to-day management of Overseas Portfolio. Effective December 1, 2018, Co-Portfolio Manager Garth Yettick assumed shared responsibility for the day-to-day management of Global Technology Portfolio.

*	As of September 30, 2018.

Effective December 1, 2018, all references to J. Bradley Slingerlend are deleted from the Portfolio’s SAI.

Please retain this Supplement with your records.